SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2004

AXIS CAPITAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31721	98-0395986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Pitts Bay Road Pembroke, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 441-296-2600

Not Applicable
(Former name or former address, if changed since last report)

Item 5.	Other Events and Required FD Disclosure

On July 13, 2004, AXIS Capital Holdings Limited, a Bermuda company (the “Company”), issued the press release attached hereto regarding the resignation of a member of its board of directors.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1         Press Release dated July 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2004	AXIS CAPITAL HOLDINGS LIMITED

	By:	/s/ Clare E. Moran
Clare E. Moran
Executive Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release dated July 13, 2004